UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2019

Woodbridge Liquidation Trust
(Exact name of registrant as specified in its charter)

Delaware	No. 000-56115	36-7730868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14140 Ventura Boulevard, Suite 302 Sherman Oaks, California		91423
(Address of principal executive offices)		(Zip Code)

(310) 765-1550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 – Other Events

From December 27 through December 31, 2019, the registrant, through one or more wholly-owned subsidiaries, completed the disposition of five real property assets in four sale transactions for an aggregate sales price of $69.1 million.   The real property assets disposed of included:

●	1966 Carla Ridge, Beverly Hills, California, a newly constructed residential real property of approximately 20,500 square feet located on an approximately 1.2 acre lot.

●	8124 West 3rd Street, Los Angeles, California, a commercial office building with approximately 9,141 rentable square feet.

●	Two adjacent residential real property assets, located at 375 and 385 Trousdale, Beverly Hills, California.

●	9230 Robin Drive, Beverly Hills, California, an approximately .95 acre residential real property lot.

The transactions, which were not related, involved four separate purchasers.  Neither the registrant nor any of its affiliates, and neither any director or officer of the registrant nor to the knowledge of the registrant any associate of any such director or officer, had any material relationship with any of the purchasers, other than in respect of the transactions.

With respect to each transaction, neither the sales price nor the registrant’s and its subsidiaries’ equity in the net book value of the real property assets exceeded 10% of the total assets of the registrant and its subsidiaries on a consolidated basis.

On January 3, 2020, the registrant announced that its Liquidation Trustee, with the approval of the registrant’s Supervisory Board, declared an additional interim aggregate cash distribution of $4.50 per Class A Liquidation Trust Interest of the Trust.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 – Financial Statements and Exhibits

	(d)	Exhibits
		99.1	Press release dated January 3, 2020 announcing cash distribution*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Woodbridge Liquidation Trust

Date: January 3, 2020	By:	/s/ Michael I Goldberg
Michael I. Goldberg,
Liquidation Trustee